Goldman Sachs Trust

Goldman Sachs Retirement Strategies Portfolios

Class A Shares, Institutional Shares, Service Shares,
Class R Shares and Class IR Shares of
Goldman Sachs Retirement Strategy 2010 Portfolio
Goldman Sachs Retirement Strategy 2015 Portfolio
Goldman Sachs Retirement Strategy 2020 Portfolio
Goldman Sachs Retirement Strategy 2030 Portfolio
Goldman Sachs Retirement Strategy 2040 Portfolio
Goldman Sachs Retirement Strategy 2050 Portfolio

Supplement dated May 20, 2008 to the

Prospectuses dated December 28, 2007 (the “Prospectuses”)

The following replaces the (i) last two paragraphs of the section “HOW TO BUY SHARES — What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Shareholder Guide of the Class A Share Prospectus, (ii) third and fourth paragraphs of the section “HOW TO BUY SHARES — How Do I Purchase Shares Through A Financial Institution?” in the Institutional Shares Prospectus, (iii) fifth and sixth paragraphs of the section “HOW TO BUY SHARES — What Do I Need To Know About Service Organizations?” in the Service Shares Prospectus, and (iv) last two paragraphs of the section “SHAREHOLDER SERVICES — What Should I Know About Purchasing Shares Through An Authorized Dealer?” in the Shareholder Guide of the Class R and Class IR Shares Prospectus:

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment

Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for subaccounting, sub-transfer agency, administrative and/or shareholder processing services. These payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may be different for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer, Service Organization or Intermediary for more information about the payments it receives and any potential conflicts of interest.

The following replaces the last two bullet points in the section “COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES — In What Situations May The CDSC On Class A Shares Be Waived Or Reduced?” in the Shareholder Guide of the Class A Shares Prospectus:

•	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;

•	A systematic withdrawal plan. The Funds reserve the right to limit such redemptions to 10% of the value of your Class A Shares; or

•	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

This Supplement should be retained with your Prospectus

for future reference.

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